UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

Terns Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39926	98-1448275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 East Hillsdale Blvd. Suite 100
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 525-5535

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TERN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2024, Terns Pharmaceuticals, Inc. (the “Company”) via its wholly-owned subsidiary, Terns, Inc., entered into that certain First Amendment to Office Lease with DWF IV Century Plaza, LLC, a Delaware limited liability company (“Landlord”) to amend the Office Lease dated as of March 1, 2019 (the “Lease”), for the lease of approximately 9,751 square feet of office space located at Suite 100, 1065 East Hillsdale Blvd., Foster City, California (the “July 2024 Lease Amendment”).

The July 2024 Lease Amendment extends the Lease for another thirty-six (36) months commencing as of November 1, 2024 on substantially the same terms as the original Lease. In addition, with the Company’s prior written notice, it has the option to extend the Lease for an additional three-year term immediately after the July 2024 Lease Amendment expires on October 31, 2027. The Company shall continue to pay the Minimum Monthly Rent (as defined in the Lease) prior to November 1, 2024, and is required to pay Landlord $43,789.50 as prepaid rent due for the month of February of 2025 concurrent with the execution of the July 2024 Lease Amendment. The Company intends to continue to use the office space leased under the Lease for general office and administrative purposes.

The monthly base rent under the July 2024 Lease Amendment shall be as follows.

Time Period	Monthly Base Rent
11/01/2024 – 01/31/2025	$0.00
02/01/2025 – 10/31/2025	$43,879.50
11/01/2025 – 10/31/2026	$45,195.89
11/01/2026 – 10/31/2027	$46,551.76

A copy of the July 2024 Lease Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the July 2024 Lease Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Office Lease dated July 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERNS PHARMACEUTICALS, INC.

Date:	July 3, 2024	By:	/s/ Bryan Yoon
Bryan Yoon Chief Operating Officer & General Counsel